UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014

ZaZa Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of ZaZa Energy Corporation, dated November 12, 2014 (the “Original Form 8-K”).  This Form 8-K/A is being filed to include Item 7.01 and to address changes to Exhibit 99.1 to the Original Form 8-K to conform it to the version distributed to news services.  No other changes were made to the Original Form 8-K.  This Form 8-K/A amends and restates in its entirety the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2014, ZaZa Energy Corporation (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2014 and announcing it will hold a conference call to discuss those results.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The Company’s press release announcing its financial results for the quarter ended September 30, 2014 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure

The Company is in advanced discussions with the holders of its 8.00% Subordinated Notes due 2017 (the “Subordinated Notes”) to amend the Subordinated Notes to allow the Company to make interest payments in kind on the Subordinated Notes beginning with the January 2015 interest payment and continuing until such time as is appropriate, given the Company’s balance sheet at the time.  If cash interest payments are converted to payments-in-kind, it will save the Company an annualized $3.8 million in cash.  The Company had previously announced an agreement to exchange the Subordinated Notes for 13% perpetual preferred stock and common stock, but the conditions to that transaction have not been satisfied.  If the Company amends the Subordinated Notes to provide for payment-in-kind interest, no shares of preferred stock or common stock will be issued in exchange for the Subordinated Notes.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated November 12, 2014 announcing results for the quarter ended September 30, 2014.

*            Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2014

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated November 12, 2014 announcing results for the quarter ended September 30, 2014.

*            Furnished herewith